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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): OCTOBER 24, 2002



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)



        TEXAS                      000-24677                  76-0306721
      (State of                   (Commission              (I.R.S. Employer
    Incorporation)                 File No.)              Identification No.)


              5151 SAN FELIPE, 25TH FLOOR
                    HOUSTON, TEXAS                           77056
       (Address of Principal Executive Offices)            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000






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ITEM 5.  OTHER EVENTS.

         On October 24, 2002, BindView Development Corporation ("BindView") issued a press release announcing, among other things, financial results for the quarter and nine months ended September 30, 2002. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1     Press Release dated October 24, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BINDVIEW DEVELOPMENT CORPORATION



Dated:  October 28, 2002                     By: /s/ EDWARD L. PIERCE
                                                --------------------------------
                                                     Edward L. Pierce,
                                                   Senior Vice President
                                                 and Chief Financial Officer


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